EXHIBIT 10.58
                                                        CONFORMED COPY

            AMENDMENT NO. 3 TO FIVE-YEAR CREDIT AGREEMENT

     AMENDMENT dated as of December 31, 1998 to the Five-Year Credit Agreement dated as of December 15, 1997 (as amended by Amendment No. 1 to Five-Year Credit Agreement dated as of March 23, 1998 and Amendment No. 2 to the Five-Year Credit Agreement dated as of December 14, 1998, (the "Credit Agreement") among IMC Global Inc., the Banks listed on the signature pages hereof (the "Banks") and Morgan Guaranty Trust Company of New York, as Administrative Agent (the "Administrative Agent").

     The parties hereto agree as follows:

     SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

     SECTION 2. Amendment of Section 5.12. Calculations of the Leverage Ratio shall (i) exclude the pretax nonrecurring charges not in excess of $325,000,000 incurred by the Company in, and reflected in the Company's consolidated statement of income for, the fiscal year ended December 31, 1998 and (ii) disregard classification of the Company's Agribusiness unit as a discontinued operation.

     SECTION 3. Representations of Company. The Company represents and warrants that (i) the representations and warranties of the Company set forth in Article 4 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Default will have occurred and be continuing on such date.

     SECTION 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 6. Effectiveness. This Amendment shall become effective as of the date hereof on the date when the following conditions are met (the "Amendment Effective Date"):

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                 (a) the Administrative Agent shall have received from
     each of the Borrower and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof, and

                 (b) the Administrative Agent shall have received an amendment fee for the account of each Bank which shall have timely signed and delivered a counterpart hereof in accordance with clause (a) in an amount equal to 0.05% of such Bank's Commitment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

IMC GLOBAL INC.

By    /s/ E. Paul Dunn, Jr.
Title: Vice President


MORGAN GUARANTY TRUST COMPANY OF NEW YORK

By    /s/ Robert Bottamedi
Title: Vice President


THE CHASE MANHATTAN BANK

By    /s/ James H. Ramage
Title: Vice President


NATIONSBANK, N.A.

By    /s/ G. Burton Queen
Title: Managing Director


ROYAL BANK OF CANADA

By    /s/ Gordon MacArthur
Title: Manager


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CREDIT AGRICOLE INDOSUEZ

By    /s/ Katherine L. Abbott
Title: First Vice President

By    /s/ David Bouhl
Title: F.V.P., Head of Corporate
       Banking Chicago


HARRIS TRUST AND SAVINGS BANK

By    /s/ Julie K. Hossack
Title: Vice President


THE BANK OF MONTREAL

By   /s/ Ian M. Plester
Title: Director


THE FIRST NATIONAL BANK OF CHICAGO

By   /s/ Kenneth J. Fatur
Title: Vice President


THE NORTHERN TRUST COMPANY

By   /s/ Michelle M. Teteak
Title: Vice President


ABN-AMRO BANK N.V.

By   /s/ Scott J. Albert
Title: Vice President


By  /s/ Darin P. Fischer
Title: Assistant Vice President


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BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION

By   /s/ G. Burton Queen
Title: Managing Director


BANQUE NATIONALE DE PARIS

By   /s/ Arnaud Collin du Bocage
Title: Executive Vice President and
	  General Manager


THE BANK OF NEW YORK

By   /s/ John M. Lokay. Jr.
Title: Vice President


THE BANK OF TOKYO-MITSUBISHI, LTD.
CHICAGO BRANCH

By   /s/ Hajime Watanabe
Title: Deputy General Manager


FIRST UNION NATIONAL BANK

By   /s/ Kristen M. Denning
Title: Assistant Vice President


COOPERATIEVE CENTRALE
RAIFFEISEN-BOERENLEENBANK B.A.,
"RABOBANK NEDERLAND", NEW YORK BRANCH

By
Title:

By
Title:


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STANDARD CHARTERED BANK

By   /s/ Francois Dorival-Bordes
Title: Senior Vice President

By   /s/ Kristina McDavid
Title: Vice President


SUNTRUST BANK, ATLANTA

By   /s/ Michel A. Odermatt
Title: Vice President

By   /s/ Patrick M. Kotora
Title: Banking Officer

THE DAI-ICHI KANGYO BANK, LTD.,
CHICAGO BRANCH

By   /s/ Nobuyasu Fukatsu
Title: Manager


MARINE MIDLAND BANK

By   /s/ Steve Trepiccione
Title: Vice President - Officer #9435


THE INDUSTRIAL BANK OF JAPAN,
	LIMITED

By   /s/ Walter Wolff
Title: Joint General Manager
       Senior Vice President